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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 1999



                          Commission file number 1-977




                                 CBS CORPORATION
                          (Exact name of registrant as
                            specified in its charter)



        PENNSYLVANIA                                      25-0877540

        (State or other jurisdiction                      (I.R.S. Employer
        of incorporation)                                 Identification Number)

                     51 West 52nd Street, New York, NY 10019
               (Address of principal executive offices; zip code)



                                 (212) 975-4321
                (Registrant's Telephone No., including area code)


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Item 2.       Acquisition or Disposition of Assets

              (a) On December 7, 1999, Infinity Broadcasting Corporation ("Infinity"), a majority owned subsidiary of CBS Corporation (the "Company") completed the acquisition of Outdoor Systems, Inc. ("Outdoor Systems"). The acquisition was effected by the merger (the "Merger") of Burma Acquisition Corp., a direct, wholly owned subsidiary of Infinity ("Burma"), with and into Outdoor Systems. The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of May 27, 1999, as amended by Amendment No. 1, dated as of June 16, 1999, by and among Infinity, Outdoor Systems and Burma.

                    The consideration paid to Outdoor Systems' stockholders was equal to 1.25 shares of Infinity's Class A common stock for each outstanding share of Outdoor Systems' common stock. The merger consideration was determined by arm's-length negotiations. Arte Moreno and William Levine, former Outdoor Systems' stockholders, have been elected to Infinity's Board of Directors effective December 9, 1999. A copy of the press release announcing the completion of the Merger is included as Exhibit 99.1 to this Report and is incorporated herein by reference.

              (b) Outdoor Systems' business consists primarily of outdoor advertising with approximately 112,000 bulletin, poster, mall and transit advertising display faces in 90 metropolitan markets in the United States, 13 metropolitan markets in Canada and 44 metropolitan markets in Mexico and 125,000 subway displays in New York City, and Infinity intends to continue such business.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (a)   Financial Statements of the Business Acquired.

              The consolidated audited balance sheets of Outdoor Systems as of December 31, 1998 and 1997 and the consolidated statements of operations, stockholders' equity and cash flows of Outdoor Systems for the years ended December 31, 1998, 1997 and 1996 have been reported previously by Outdoor Systems on Outdoor Systems' Annual Report on Form 10-K for the year ended December 31, 1998, and are incorporated herein by reference.

              The unaudited, condensed consolidated balance sheet of Outdoor Systems as of September 30, 1999 and the unaudited, condensed consolidated statements of operations, comprehensive income and cash flows of Outdoor Systems for the nine months ended September 30, 1999 and 1998 have been reported previously by Outdoor Systems on Outdoor Systems' Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, and are incorporated herein by reference.

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              (b)   Pro Forma Financial Information.

                    The Company's unaudited pro forma combined condensed balance sheet as of September 30, 1999 and unaudited pro forma combined condensed statement of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 have been reported previously in the Company's definitive proxy statement on Schedule 14A filed with the SEC on November 24, 1999. In accordance with General Instruction B.3. to Form 8-K, such information is not reported in this Report.

              (c)   Exhibits.

              Exhibit No.  Exhibit

              *23.1        Consent of Deloitte & Touche LLP, Independent
                           Accountants.

              *99.1 Press Release, dated December 7, 1999, announcing the completion of the Merger.

               99.2 Consolidated audited balance sheets of Outdoor Systems as of December 31, 1998 and 1997 and the consolidated statements of operations, stockholders' equity and cash flows of Outdoor Systems for the years ended December 31, 1998, 1997 and 1996 (incorporated herein by reference to Outdoor Systems' Annual Report on Form 10-K (File No. 1-13275) for the year ended December 31, 1998).

               99.3 Unaudited, condensed consolidated balance sheet of Outdoor Systems as of September 30, 1999 and the unaudited, condensed consolidated statements of operations, comprehensive income and cash flows of Outdoor Systems for the nine months ended September 30, 1999 and 1998 (incorporated herein by reference to Outdoor Systems' Quarterly Report on Form 10-Q (File No. 1-13275) for the quarter ended September 30, 1999).

               ------------------
               * Filed herewith.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      CBS CORPORATION
                                                        (Registrant)



                                                 BY:  /s/ ROBERT G. FREEDLINE
                                                 ----------------------------
                                                      ROBERT G. FREEDLINE
                                                 VICE PRESIDENT AND CONTROLLER



Date:  December 22, 1999


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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
*23.1       Consent of Deloitte & Touche LLP, Independent
            Accountants.

*99.1 Press Release, dated December 7, 1999, announcing the completion of the Merger.

 99.2 Consolidated audited balance sheets of Outdoor Systems as of December 31, 1998 and 1997 and the consolidated statements of operations, stockholders' equity and cash flows of Outdoor Systems for the years ended December 31, 1998, 1997 and 1996 (incorporated herein by reference to Outdoor Systems' Annual Report on Form 10-K (File No. 1-13275) for the year ended December 31, 1998).

 99.3 Unaudited, condensed consolidated balance sheet of Outdoor Systems as of September 30, 1999 and the unaudited, condensed consolidated statements of operations, comprehensive income and cash flows of Outdoor Systems for the nine months ended September 30, 1999 and 1998 (incorporated herein by reference to Outdoor Systems' Quarterly Report on Form 10-Q (File No. 1-13275) for the quarter ended September 30, 1999).

------------------
* Filed herewith.



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